Other gain (loss)	12 Months Ended
Mar. 31, 2016
Other gain (loss)
Other gain (loss)

10. Other gain (loss)

        Other gain (loss) consisted of the following:

	2016	2015	2014
Government grants	$2,885	$—	$—
Operating rent income	997	1,374	626
Loss from sale of fixed assets	(42)	(66)	(102)
Other income	107	122	33

Total other income/expenses	3,947	1,430	557

        During the year ended March 31, 2016, the Group received three government grants in total amount of $2,885. The grants require certain investments in creation of new workplaces and maintaining them during certain periods of up to five years. The Group recognises grants received as other non-operating income based on the evidence that the company has fulfilled the grant's requirements.